EXHIBIT 99.1

Media and Investor Contact:

Sean O’Brien

(404) 262-8462

sean.obrien@pgi.com

PGi Milestone: SaaS Products Hit $66 Million Annual Revenue Run-Rate,
Exceeding 10% of Consolidated Revenues Run-Rate

PGi’s Transition Accelerates, with Over 70% of SaaS Sales to Existing Customer Base;
Third Quarter Revenues Up Nearly 8% to $140.4M; Non-GAAP Diluted EPS from Continuing Ops $0.22*

ATLANTA – October 23, 2014 – Premiere Global Services, Inc. (NYSE: PGI), the world’s largest pure-play provider of collaboration software and services, today announced results for the third quarter ended September 30, 2014.

In the third quarter of 2014, net revenues increased 7.5% to $140.4 million, compared to $130.6 million in the third quarter of 2013. Diluted EPS from continuing operations was $0.06 in the third quarter of 2014, compared to diluted EPS from continuing operations of $0.10 in the third quarter of 2013. Non-GAAP diluted EPS from continuing operations was $0.22* in the third quarter of 2014, compared to non-GAAP diluted EPS from continuing operations of $0.20* in the third quarter of 2013.

“The last few months have been among the most important in PGi’s history, with continuing strong growth in our core software applications, iMeet® and GlobalMeet®, and the completion of two strategic acquisitions that expand our collaboration portfolio,” said Boland T. Jones, PGi founder, chairman and CEO. “With our acquisitions of TalkPoint and Central Desktop, PGi offers a unified collaboration platform that enables businesses to work how and when they want—in real-time or near-time, whether in teams, large groups or one-on-one. The acquisitions further our transition to a SaaS model, increasing our combined SaaS annual revenue run-rate to approximately $66 million, or over 10 percent of our total revenue run-rate—up from $48 million at the end of the second quarter.”

Recent Accomplishments

•	Acquired TalkPoint, a leading provider of webcasting software and services in September;

•	Acquired Central Desktop, a leading cloud-based team workspace platform in October;

•	Integrated PGi's global hybrid IP audio conferencing network with Microsoft® Lync® Server 2013;

•	Increased capacity, extended term and improved pricing and covenants of our credit facility;

•	Announced a strategic alliance with Thinking Phone Networks to bring iMeet to its UCaaS customers;

•	PGi and iMeet awarded gold and silver Stevie® Awards for Company of the Year and Android App of the Year; and

•	Agenday won a platinum award from the Best Mobile App Awards for best mobile calendar app.

Nine-Month Results

In the first nine months of 2014, net revenues grew 9.1% to $427.9 million, compared to $392.2 million in the first nine months of 2013. Diluted EPS from continuing operations was $0.30 in the first nine months of 2014, compared to diluted EPS from continuing operations of $0.43 in the first nine months of 2013. Non-GAAP diluted EPS from continuing operations was $0.68* in the first nine months of 2014, compared to non-GAAP diluted EPS from continuing operations of $0.58* in the first nine months of 2013.

Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on current business trends and current foreign currency exchange rates, PGi anticipates that results for 2014 will be within the following financial outlook ranges: net revenues from continuing operations are projected to be in the range of $568-$571 million and non-GAAP diluted EPS from continuing operations is projected to be in the range of $0.87-$0.88.

PGi will host a conference call today at 5:00 p.m., Eastern Time to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 278-8459 (U.S. and Canada) or (913) 312-1489 (International), participant passcode 9822202. The conference call will simultaneously be webcast. Please visit pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the tables attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. │ PGi

PGi is the world’s largest pure-play provider of collaboration software and services. PGi’s unified collaboration platform empowers business users and teams to connect, share ideas and manage projects with the simplicity and everywhere-access of the latest cloud technologies. PGi has a global presence in 25 countries, and its award-winning solutions provide a collaborative advantage to nearly 50,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, PGi has helped over a billion people worldwide connect, collaborate and get work done—in teams, large groups and one-on-one. For more information, visit PGi at pgi.com.

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Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties, many of which are beyond our control. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in PGi's forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of PGi’s SaaS products, including iMeet® and GlobalMeet®; our ability to attract new customers and to retain and further penetrate our existing customers; our ability to establish and maintain strategic reseller and distribution relationships; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime, including undetected errors or defects in our software; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security and privacy of our customers’ confidential information; future write-downs of goodwill or other intangible assets; greater than anticipated tax and regulatory liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; indemnification claims from the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings made with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2013. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We do not undertake any obligation to update or to release publicly any revisions to forward-looking statements contained in this press release to reflect events or circumstances occurring after the date of this press release or the date of the statement, if a different date, or to reflect the occurrence of unanticipated events.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Net revenues	$140,383	$130,570	$427,909	$392,240
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown separately below)	57,965	56,203	176,508	168,566
Selling and marketing	36,813	33,379	112,242	101,924
General and administrative (exclusive of expenses shown separately below)	17,810	15,605	54,815	47,284
Research and development	5,534	4,145	14,655	11,699
Excise and sales tax expense	-	1	-	78
Depreciation	8,697	8,459	26,248	25,029
Amortization	2,582	855	7,549	1,709
Restructuring costs	68	240	68	441
Asset impairments	4,938	18	4,938	216
Net legal settlements and related expenses	172	278	172	591
Acquisition-related costs	2,147	2,805	5,838	3,044
Total operating expenses	136,726	121,988	403,033	360,581

Operating income	3,657	8,582	24,876	31,659

Other (expense) income:
Interest expense	(2,133)	(1,599)	(6,618)	(4,927)
Interest income	5	22	25	93
Other, net	741	(88)	996	130
Total other expense, net	(1,387)	(1,665)	(5,597)	(4,704)

Income from continuing operations before income taxes	2,270	6,917	19,279	26,955
Income tax (benefit) expense	(376)	2,072	5,230	6,821
Net income from continuing operations	2,646	4,845	14,049	20,134

Loss from discontinued operations, net of taxes	(100)	(182)	(283)	(418)

Net income	$2,546	$4,663	$13,766	$19,716

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	45,162	46,313	45,797	46,202

Basic net income (loss) per share (1)
Continuing operations	$0.06	$0.10	$0.31	$0.44
Discontinued operations	-	-	(0.01)	(0.01)
Net income per share	$0.06	$0.10	$0.30	$0.43

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	45,898	46,818	46,485	46,685

Diluted net income (loss) per share
Continuing operations	$0.06	$0.10	$0.30	$0.43
Discontinued operations	-	-	(0.01)	(0.01)
Net income per share	$0.06	$0.10	$0.30	$0.42

(1)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands, except per share data)

	September 30,	December 31,
	2014	2013

ASSETS
CURRENT ASSETS
Cash and equivalents	$29,505	$44,955
Accounts receivable (less allowances of $597 and $760, respectively)	88,478	78,481
Prepaid expenses and other current assets	17,275	22,645
Income taxes receivable	2,732	2,316
Deferred income taxes, net	5,251	4,390
Total current assets	143,241	152,787

PROPERTY AND EQUIPMENT, NET	101,747	105,724

OTHER ASSETS
Goodwill	369,251	341,382
Intangibles, net of amortization	97,419	78,637
Deferred income taxes, net	1,810	1,957
Other assets	18,651	17,621
TOTAL ASSETS	$732,119	$698,108

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$56,116	$51,994
Income taxes payable	2,749	2,648
Accrued taxes, other than income taxes	18,597	11,190
Accrued expenses	34,208	34,402
Current maturities of long-term debt and capital lease obligations	1,781	1,719
Accrued restructuring costs	424	2,104
Deferred income taxes, net	37	171
Total current liabilities	113,912	104,228

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	310,873	272,467
Accrued restructuring costs	-	77
Accrued expenses	25,754	29,570
Deferred income taxes, net	21,400	18,881
Total long-term liabilities	358,027	320,995

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized, 47,082,520 and 48,338,335 shares issued and outstanding, respectively	472	483
Additional paid-in capital	440,654	457,913
Accumulated other comprehensive gain	1,968	11,169
Accumulated deficit	(182,914)	(196,680)
Total shareholders' equity	260,180	272,885
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$732,119	$698,108

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Nine Months Ended
	September 30,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$13,766	$19,716
Loss from discontinued operations, net of taxes	283	418
Net income from continuing operations	14,049	20,134
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	26,248	25,029
Amortization	7,549	1,709
Amortization of debt issuance costs	491	450
Net legal settlements and related expenses	172	591
Payments for legal settlements and related expenses	(170)	(272)
Deferred income taxes	1,096	2,182
Restructuring costs	68	441
Payments for restructuring costs	(1,816)	(1,158)
Asset impairments	4,938	216
Equity-based compensation	7,544	5,694
Excess tax benefits from share-based payment arrangements	(448)	(360)
Provision for doubtful accounts	203	214
Acquisition-related costs	5,838	3,044
Cash paid for acquisition-related costs	(5,411)	-
Changes in working capital, net of business acquisitions	(6,460)	(1,421)
Net cash provided by operating activities from continuing operations	53,891	56,493
Net cash used in operating activities from discontinued operations	(259)	(493)
Net cash provided by operating activities	53,632	56,000

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(26,562)	(24,794)
Business acquisitions, net of cash acquired	(55,517)	(50,873)
Other investing activities, net	2,046	(457)
Net cash used in investing activities from continuing operations	(80,033)	(76,124)
Net cash used in investing activities from discontinued operations	-	-
Net cash used in investing activities	(80,033)	(76,124)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(99,509)	(55,494)
Proceeds from borrowing arrangements	137,000	94,750
Payments of debt issuance costs	(1,060)	(1,253)
Excess tax benefits of share-based payment arrangements	448	360
Purchases and retirement of treasury stock, at cost	(25,844)	(2,087)
Exercise of stock options	963	-
Net cash provided by financing activities from continuing operations	11,998	36,276
Net cash provided by financing activities from discontinued operations	-	-
Net cash provided by financing activities	11,998	36,276

Effect of exchange rate changes on cash and equivalents	(1,047)	(56)

NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS	(15,450)	16,096
CASH AND EQUIVALENTS, beginning of period	44,955	20,976
CASH AND EQUIVALENTS, end of period	$29,505	$37,072

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Non-GAAP Operating Income (1)
Operating income, as reported	$3,657	$8,582	$24,876	$31,659
Restructuring costs	68	240	68	441
Excise and sales tax expense	-	1	-	78
Asset impairments	4,938	18	4,938	216
Net legal settlements and related expenses	172	278	172	591
Acquisition-related costs	2,147	2,805	5,838	3,044
Equity-based compensation	2,660	2,058	7,544	5,694
Amortization	2,582	855	7,549	1,709
Non-GAAP operating income	$16,224	$14,837	$50,985	$43,432

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$2,646	$4,845	$14,049	$20,134
Elimination of non-recurring tax adjustments and related interest	(1,158)	31	(683)	(1,131)
Restructuring costs	47	169	47	311
Excise and sales tax expense	-	1	-	55
Asset impairments	3,407	13	3,407	152
Net legal settlements and related expenses	119	196	119	417
Acquisition-related costs	1,481	1,978	4,028	2,146
Equity-based compensation	1,835	1,451	5,205	4,014
Amortization	1,782	603	5,209	1,205
Non-GAAP net income from continuing operations	$10,159	$9,287	$31,381	$27,303

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$0.06	$0.10	$0.30	$0.43
Elimination of non-recurring tax adjustments and related interest	(0.03)	-	(0.01)	(0.02)
Restructuring costs	-	-	-	0.01
Excise and sales tax expense	-	-	-	-
Asset impairments	0.07	-	0.07	-
Net legal settlements and related expenses	-	-	-	0.01
Acquisition-related costs	0.03	0.04	0.09	0.05
Equity-based compensation	0.04	0.03	0.11	0.09
Amortization	0.04	0.01	0.11	0.03
Non-GAAP diluted EPS from continuing operations	$0.22	$0.20	$0.68	$0.58

(1)	Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items, as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments and related interest, restructuring costs, excise and sales tax expense, asset impairments, net legal settlements and related expenses and acquisition-related costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (3)

		Impact of
	Q3 - 14 (Constant currency)	fluctuations in foreign currency exchange rates	Q3 - 14 (Actual)
	(Unaudited, in thousands, except per share data)

Net Revenues	$139,811	$572	$140,383
North America Net Revenue	$87,666	$(159)	$87,507
Europe Net Revenue	$35,226	$854	$36,080
Asia Pacific Net Revenue	$16,919	$(123)	$16,796
Non-GAAP Operating Income	$16,030	$194	$16,224
Non-GAAP Net Income from Continuing Operations	$9,500	$659	$10,159
Non-GAAP Diluted EPS from Continuing Operations	$0.21	$0.01	$0.22

(3)	Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenues and segment net revenue, on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q3 - 13) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

		Impact of
	Q3 - 14 (Constant currency)	fluctuations in foreign currency exchange rates	Q3 - 14 (Actual)
	(Unaudited, in thousands)

Net Revenues	$141,062	$(679)	$140,383

(4)	Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q2 - 14) average exchange rates.

Organic Growth (5)

		Impact of
	September 30, 2013	fluctuations in foreign currency exchange rates	Acquisitions	Organic net revenue growth	September 30, 2014	Organic net revenue growth rate
	(Unaudited, in thousands, except percentages)

Net Revenues, Three Months Ended	$130,570	$115	$11,981	$(2,283)	$140,383	-1.7%
Net Revenues, Nine Months Ended	$392,240	$106	$45,579	$(10,016)	427,909	-2.6%

(5)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.